Exhibit 99.3

AFP IMAGING CORPORATION
PRO FORMA FINANCIAL INFORMATION
INDEX TO FINANCIAL STATEMENTS

Pro Forma Balance Sheet as of March 31, 2007	2
Pro Forma Statement of Operations for the year ended June 30, 2006	3
Pro Forma Statement of Operations for the nine months ended March 31, 2007	4
Notes to Pro Forma Financial Statements	5-6

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AFP Imaging Corporation
Pro Forma Combined Balance Sheet
Unaudited
March 31, 2007

	AFP	QR Srl		Pro Forma		AFP
				Adjustments		Pro Forma
ASSETS

Current Assets
Cash and cash equivalents	$4,057,813		$1,420,037	$7,733,000	(1)	$3,181,062
				6,361,786	(2)
				352,966	(3)
				(16,744,540)	(4)
Accounts receivable, net	2,928,864		1,233,381	(163,621)	(5)	3,998,624
Inventories	4,907,598		948,277			5,855,875
Prepaid Expenses/other	220,275		80,330	(137,237)	(3)	163,368
Deferred income taxes	680,000		699,336			1,379,336

Total current assets	12,794,550		4,381,361	(2,597,646)		14,578,265

Property and equipment, net	325,807		160,583			486,390
Excess of costs over the fair						16,690,411
value of the assets acquired				18,858,525	(4)
				(2,168,114)	(6)
Other Assets	1,913,916			217,500	(2)	250,431
				(1,880,985)	(4)

Total Assets	$15,034,273		$4,541,944	$12,429,280		$32,005,497

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Current portion of long-term debt	$385,618	$		$2,145,324	(2)	$2,530,942
Accounts payable	2,431,473		865,081	(163,621)	(5)	3,132,933
Accrued expenses	1,640,545		1,252,094	233,000	(4)	3,125,639

Total current liabilities	4,457,636		2,117,175	2,214,703		8,789,514

Long-term debt	0			3,319,178	(2)	3,319,178
Deferred Liabilities	218,949					218,949
Other Liabilities	0		256,655			256,655

Total liabilities	4,676,585		2,373,830	5,533,881		12,584,296

Shareholders' Equity
Preferred Stock	0					0
Common Stock	124,288			55,000	(1)	179,288
Share capital QR Srl			13,853	(13,853)	(6)	0
Common stock warrants	91,131					91,131
Addiitonal paid-in-capital	16,571,129			7,678,000	(1)	25,363,913
				1,114,784	(2)
Accumulated deficit	(6,428,860)		2,154,261	215,729	(3)	(6,213,131)
				(2,154,261)	(6)
Total shareholders' equity	10,357,688		2,168,114	6,895,399		19,421,201

Total Liabilities andStockholders' Equity	$15,034,273		$4,541,944	$12,429,280		$32,005,497

See Notes to the financial statements	2

AFP Imaging Corporation
Pro Forma Combined Statement of Operations
Year Ended June 30, 2006
Unaudited

	AFP	QR Srl	Pro Forma		AFP
			Adjustments		Pro Forma

Net Sales	$24,998,272	$7,921,491	$(88,200)	(11)	$32,831,563

Cost of Sales	15,670,428	2,666,148	(88,200)	(11)	18,248,376

Gross profit	9,327,844	5,255,343	0		14,583,187

Selling, general and administrative expenses	7,594,820	2,199,587	2,066,000	(9)	11,275,407
			(585,000)	(10)
Research & development expenses	696,700	309,864			1,006,564
Interest (income)/expenses, net	34,457	(19,403)	643,000	(7)	859,519
			201,465	(8)

Income before income tax benefit	1,001,867	2,765,295	(2,325,465)		1,441,697

Income tax provision/(benefit)	(3,481)	1,139,608	(302,000)	(12)	834,127

Net income	$1,005,348	$1,625,687	$(2,023,465)		$607,570

Pro forma net income per common share
Basic (13)					$0.04
Diluted (13)					$0.04

Pro forma weighted average outstanding common stock
Basic (13)					15,509,958
Diluted (13)					16,076,999

See Notes to the financial statements	3

AFP Imaging Corporation
Pro Forma Combined Statement of Operations
Nine Months Ended March 31, 2007
Unaudited

	AFP	QR Srl	Pro Forma		AFP
			Adjustments		Pro Forma

Net Sales	$20,503,091	$6,634,288	$(1,548,000)	(11)	$25,589,379

Cost of Sales	13,164,432	3,006,651	(1,508,000)	(11)	14,663,083

Gross profit	7,338,659	3,627,637	(40,000)		10,926,296

Selling, general and administrative expenses	7,174,740	2,116,643	1,550,000	(9)	10,316,383
			(525,000)	(10)
Research & development expenses	541,090	530,894			1,071,984
Interest (income)/ expenses, net	(70,442)	(48,106)	362,000	(7)	401,671
			158,219	(8)

Income/(loss) before income taxes	(306,729)	1,028,206	(1,585,219)		(863,742)
					0
Income taxes	34,412	522,871	(198,250)	(12)	359,033

Net income/(loss)	$(341,141)	$505,335	$(1,386,969)		$(1,222,775)

Pro forma net income/(loss) per common share
Basic (13)					$(0.07)
Diluted (13)					$(0.07)

Pro forma weighted average outstanding common stock
Basic (13)					17,910,604
Diluted (13)					17,910,604

See Notes to the financial statements	4

AFP IMAGING CORPORATION
Notes to Pro Forma Financial Statements
Unaudited

1.    BASIS OF PRESENTATION

On April 19, 2007, AFP Imaging Corporation (“AFP”), through a wholly-owned subsidiary, completed the acquisition of Quantitative Radiology Srl, an Italian corporation (“QR”), by acquiring all of the outstanding share capital of QR from the shareholders thereof.  The consideration for the acquisition was an aggregate of €13 million (equivalent to $17.3 million), €12 million (equivalent to $16.0M) of which was paid at closing and the remaining €1 million which had previously been paid to the shareholders of QR as a down payment upon the execution and delivery of the definitive acquisition agreement.  There was an additional of $1.5 million of additional transaction costs and professional fees related to the purchase of QR.  Funding for the acquisition was principally derived from two sources, the first of which was the proceeds raised from a private offering of the Registrant’s common stock to equity investors and the second of which was the loan proceeds from ComVest Capital, LLC in connection with a term loan and revolving credit facility.

The unaudited pro forma combined balance sheet reflects the acquisition of QR as if it had taken place on March 31, 2007.  The unaudited pro forma combined statements of operations for the nine months ended March 31, 2007 and the year ended June 30, 2006 reflect the acquisition of QR as if it had taken place at the beginning of the fiscal periods presented.  The operating results for QR for the period April 1, 2007 through April 19, 2007 were not material and are not included in these financial statements.  The financial statements of QR were converted into US dollars in accordance with the provisions of SFAS 52, Foreign Currency Translation. The Accumulated Translation Adjustment was not significant and has been combined with Retained Earnings in the Pro Forma Balance Sheet.

The pro forma statements of operations are for illustrative purposes only and should be read in conjunction with the separate historical financial statements of AFP and QR, and the notes thereto and with the accompanying notes to the pro forma statements.  The pro forma statements of operations may not be indicative of either future results of operations or the results that would have actually occurred if the acquisition had been consummated on July 1, 2005.  The pro forma statements are based upon currently available information and upon certain assumptions that AFP believes are reasonable under the circumstances.

The acquisition was accounted for as a purchase pursuant to the provisions of SFAS No. 141, Business Combinations.  Estimated goodwill and other intangible items were recognized for the portion of the purchase price that exceeded the fair value of the net assets acquired and the liabilities assumed.  The estimated goodwill and other intangibles represent a preliminary valuation that was prepared by an independent valuation company in accordance with SFAS No. 141.  These results may need to be modified upon completion of the final valuation of the goodwill and other intangibles acquired as part of the acquisition.  The preliminary determination of the amortization of the other intangibles that have useful lives was prepared in accordance with the provisions of SFAS No. 142, Goodwill and Other Intangibles.  These results may also need to be modified upon completion of the final valuation of the other intangibles and their respective useful lives.

2.    PROFORMA ADJUSTMENTS

The following are brief descriptions of each of the pro forma adjustments included in the unaudited pro forma combined financial statements:

Balance Sheet Adjustments

1.	To record the issuance of 5.5M shares of AFP $.01 par value common stock, valued at $1.48 per share (for $8,140,000) and the payment of $407,000 in associated fees.

2.
To record the long-term and short-term portions of the $5.0M term loan and the portion ($1,964,904) of the $3.0M revolver facility utilized, to record the payment of $217,500 of related financing costs, and to record the 5-year 800,000 warrants issued along with the debt facility valued at ($1,114,784).

3.	To record the gain on the close of a Euro hedge contract purchased in anticipation of the payment of the QR acquisition purchase price.

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4.	To record the purchase of QR Srl for 13 million Euro cash and the allocation of the purchase price to the fair value of the assets acquired and liabilities assumed.

5.	To eliminate the Intercompany payables and receivables as of March 31, 2007.

6.	To eliminate the pre-acquisition equity balances of QR.

Statement of Operations adjustments

7.	To record the incremental interest expense on the term loan and revolver facility.

8.	To amortize the cost of the warrants issued with the term loan over the five year term of the loan using an effective interest based amortization method.

9.
To amortize the other intangibles over their respective lives.  The other intangibles include: technology, in–process-research and development, patent, patent applications, customer relationships, licenses, non-compete contracts and goodwill.  All of the other intangibles except for goodwill have been amortized based on their estimated preliminary useful lives ranging from five to ten years.

10.	To adjust QR officer compensation according to employment agreements entered into with certain executive officers of QR, in connection with the acquisition.

11.	To eliminate all Intercompany sales and related cost of goods between AFP and QR.

12.
To increase tax expenses related to the reduction in officer compensation, at an effective rate of 33%, (Note 10 above). To record a tax benefit, at an effective rate of 33%, recognized in Italy for interest expense related to an intercompany loan, entered into in conjunction with the acquisition.

13.	Pro forma weighted average shares were computed as follows:

	Year Ended June 30, 2006	Nine Months Ended March 31, 2007
Primary:
Historical AFP weighted average shares	10,009,958	12,410,604
Shares issued in private offering to fund QR acquisition	5,500,000	5,500,000
	15,509,958	17,910,604
Diluted:
Historical AFP weighted average shares	10,513,239	12,410,604
Shares issued in private offering to fund QR acquisition	5,500,000	5,500,000
Effect of warrants issued in debt transaction	63,760	0
	16,076,999	17,910,604

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